                                  EXHIBIT 10.4

                               PURCHASE AGREEMENT

AGREEMENT dated as of June 27, 1996 by and between Univec, Inc., a New York corporation having its principal office and place of business at 999 Franklin Avenue, Garden City, NY 11530 ("Seller"), and Paramount Financial Corporation, a Delaware corporation having an office and place of business at One Jericho Plaza, Jericho, NY 11753 ("Buyer").

                                  WITNESSETH:

That in consideration of the mutual undertakings herein contained, the parties agree as follows:

1. Sale.  Seller  agrees to sell and Buyer  agrees to  purchase  from Seller the
equipment  (the   "Equipment")   listed  on  Schedule  A  attached  hereto  (the
"Schedule") and incorporated herein by reference.

2. Purchase Price. The purchase price of the Equipment shall be $1,600,000.00, which amount shall be paid upon Buyer's receipt of (i) all documents specified herein and of all customary documents reasonably requested by Buyer in connection with the transactions contemplated hereby and (ii) loan proceeds in an amount not less than $1,600,000.00 in connection with a non-recourse loan to be made by Republic National Bank of New York ("Republic") to Buyer (which loan relates to the financing of the Equipment and the Lease (as hereinafter defined)). Buyer shall not be obligated to make the purchase hereunder unless and until Buyer receives the aforementioned loan proceeds.

3. Delivery. Buyer shall accept delivery of the Equipment at the location specified in the Schedule.

4. Title. Title will be free and clear of all liens, leases, claims and encumbrances of any kind except for the rights of Sherwood Medical Company ("Lessee") (a Delaware corporation doing business as Sherwood-Davis & Geck) as lessee under Equipment Lease dated May 30, 1996 between Seller as lessor and Lessee as lessee (such Equipment Lease is called the "Lease"). Simultaneously with the payment of the purchase price, Seller shall deliver to Buyer a bill of sale (in the form of exhibit A hereto) for the Equipment (the "Bill of Sale") transferring good and marketable title thereto to Buyer free and clear of all liens, leases, claims and encumbrances of any kind other than the rights of the Lessee under the Lease. Simultaneously herewith, Buyer and Seller are entering into an Assignment, Assumption & Indemnity Agreement in the form of Exhibit B hereto (the "Assignment Agreement"), pursuant to which (i) all rights of Seller as lessor under the Lease are being assigned to Buyer and (ii) all rights of Seller under the Bond (as hereinafter defined)
are being assigned to Buyer. The term "Bond" means Bond No. 8145-4178 dated June 20, 1996 issued by Federal Insurance Company (as surety) ("Federal") and Lessee (as principal) which insures the Lessee's obligations under the Lease. Simultaneously herewith, Seller is delivering to Buyer a conditional bill of sale for the Equipment (in the form of Exhibit C hereto).

5. Representations and Warranties.

5.1 Representations and warranties of Seller. Seller represents and warrants to, and covenants and agrees with, Buyer as follows:

(a) On the date hereof (i) the Lease has been duly executed and delivered, is in full force and effect, constitutes the valid and binding obligations of the Seller, as lessor, and the Lessee, as lessee, thereunder, is enforceable against Seller and the Lessee in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other laws of general application affecting creditor's rights) and no defaults or conditions which, with the passage of time or giving of notice or both, would constitute defaults, exist thereunder by the Lessee or by Seller, (ii) there are no setoffs, counterclaims, or defenses on the part of the Lessee to pay any amounts due under the Lease, (iii) the Bond has been duly executed and delivered, is in full force and effect and constitutes the valid and binding agreement of Federal and Lessee, enforceable in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other laws of general application affecting creditors' rights), (iv) the Equipment is located at the place designated in the Schedule and the Equipment has been accepted and installed under the Lease and is in good operating condition and repair, (v) Lessee has not prepaid any rentals due or to become due under the Lease (and Lessee has not made any deposits) and there remains unpaid and owing under the firm lease term of the Lease the monthly rental payments set forth in the Schedule, and Buyer shall be entitled to receive directly all of such payments and all other monies payable under the Lease (except for the June 1996 rental payment and the July 1996 rental payment which shall belong to Seller) and (vi) the initial firm lease term of the lease commenced on May 30, 1996 and expires on May 29, 2002.

(b) By the delivery of the Bill of Sale to Buyer and upon execution and delivery of the Assignment Agreement, Seller will convey to Buyer good and marketable title to the Equipment and the Lease (including, without limitation, the Bond) free and clear of any and all leases, liens, claims and encumbrances other than the rights of the Lessee under the Lease.

(c) Seller is a corporation duly and validly organized and existing in good standing under the laws of the State of New York and has full power and authority to own its properties and carry on its business in the places where such properties are located and such business is conducted.

(d) Seller has the power and authority to enter into, execute and deliver this Agreement, the Bill of Sale, the Assignment Agreement and all other instruments and documents executed and delivered and/or received, or to be executed and delivered and/or received, in connection with the transactions herein referred to and to carry out the sale and transfer of the Equipment and the Lease (including, without limitation the Bond) to Buyer and the transactions contemplated hereunder and thereunder. (This Agreement, the Bill of Sale, the Assignment Agreement and all such other instruments and documents are hereinafter referred to collectively as the "Documents"). There is no action, suit or proceeding pending against Seller before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Seller of any Document. No approval of, or consent from, any governmental authority is required for the execution, delivery or performance by Seller of any Document.

(e) The execution and delivery of the Documents by Seller and the performance by it of its obligations thereunder, including, without limitation, the conveyance of the Equipment and the Lease {including, without limitation, the Bond) and the acceptance of the purchase price in exchange therefor, have been duly authorized by all necessary corporate and/or other action of Seller and do not contravene, violate or conflict with (i) any provision of Seller's articles of incorporation by-laws or other organizational documents or (ii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority (applicable to Seller or its assets).

(f) The execution and delivery of the Documents by Seller, and the performance by Seller of its obligations thereunder, do not conflict and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in a breach of or constitute a default or require any consent under or result in the creation of any lien, charge or encumbrance upon the Equipment or the Lease or the Bond pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument or agreement to which Seller is a party or by which Seller may be bound or to which it may be subject. Without limiting the foregoing, Seller is not subject to any restriction or agreement (including, without limitation, the Lease) which, with or without the giving of notice, the passage of time or both, prohibits or would be violated by, the execution, delivery and consummation of the Documents and the transactions referred to therein.

(g) The Documents constitute, or when executed and delivered will constitute, the legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, subject, however, to applicable bankruptcy and insolvency laws and other laws of general application affecting creditors' rights and to judicial discretion to which equitable remedies are subject.

(h) All sales, use, property, value added or other taxes, licenses, tolls, inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition of the Equipment by Seller or the leasing of the Equipment to the Lessee have been, or when due will promptly be, paid in full or obtained.

(i) Seller has delivered to Buyer the one and only original counterpart (the only counterpart constituting "chattel paper" and marked "Original") of the Lease (and related documents thereto) and the one and only original of the Bond, and Seller has delivered to Buyer an original (to the extent available) or a true, correct and complete copy (if an original is not available) of each and every other document delivered to or by Seller in connection with the purchase of the Equipment by Seller and the leasing of the Equipment to Lessee under the Lease. All counterparts of the Lease, other than the aforementioned original counterpart being delivered to Buyer, are marked "Duplicate".

(j) Seller hereby assigns to Buyer (to the extent assignable), and agrees to enforce (upon Buyer's written request and at Buyer's expense) for the benefit of Buyer (to the extent not assignable), the benefits of all warranties, representations, covenants and indemnities made to Seller by, or which Seller is entitled to enforce against, any predecessor in title to the Equipment or the manufacturer of the Equipment. Seller shall not amend or modify the Lease or waive any provisions thereof or cause a default thereunder or exercise any rights thereunder.

(k) EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE ASSIGNMENT AGREEMENT, THE CONDITIONAL BILL OF SALE OR IN THE BILL OF SALE, THE EQUIPMENT IS BEING SOLD "AS IS" AND "WHERE IS" AND SELLER DOES NOT WARRANT THE EQUiPMENT IN ANY RESPECT, EITHER EXPRESSLY OR BY IMPLICATION, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PURPOSE OR USE, QUALITY, PRODUCTIVENESS OR CAPACITY.

5.2 Representations and Warranties of the Buyer. The Buyer represents and warrants to, and agrees with, the Seller as follows:

{a) Buyer is a corporation duly and validly organized and existing in good standing under the laws of the State of its incorporation and has full power and authority to own its properties and carry on its business where such properties are located and such business is conducted.

(b) Buyer has the power and authority to enter into the Documents and to carry out the transactions contemplated thereunder.

(i) The execution and delivery of the Documents by Buyer, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate and/or other action of Buyer and do not violate or conflict with (i) any
provision  of  Buyer's   certificate   of   incorporation,   by-laws  or  other
organizational documents, or (ii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority (applicable to Buyer or its assets). There is no action, suit or proceeding pending against Buyer before or by any court, administrative agency of other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Buyer of any Document. No approval of, or consent from, any governmental authority is required for the execution, delivery or performance by Buyer of any Document.

(d) The execution and delivery of the Documents by Buyer and the performance by Buyer of its obligations thereunder do not conflict with and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in a breach of or constitute a default or require any consent under the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument or agreement to which Buyer is a party or by which Buyer may be subject. Without limiting the foregoing, Buyer is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time or both, prohibits or would be violated by, the execution, delivery and consummation of the Documents and the transactions referred to therein.

(e) The Documents constitute, or when executed and delivered will constitute, the legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms, subject, however, to applicable bankruptcy and insolvency laws and other laws of general application affecting creditors' rights and to judicial discretion to which equitable remedies are subject.

6. Indemnification. Each of Seller and Buyer will indemnify the other and protect, defend and hold it harmless from and against any and all loss, cost, damage, injury or expense, including, without limitation, reasonable attorneys' fees and court costs, wheresoever and howsoever arising, which the indemnified party or its subsidiaries or stockholders, or any of its, or their, directors, officers, agents, employees, stockholders or partners, may incur by reason of any breach by the indemnifying party of any of its representations, covenants, warranties or obligations set forth in the Documents. Seller also hereby indemnifies and shall hold Buyer harmless against any loss sustained or reasonable expenses incurred by Buyer as the result of or arising out of the imposition on the Equipment of any Federal or other tax lien or the foreclosure thereof by virtue of the failure to pay or underpayment by the Seller of the Federal or other taxes payable by Seller.

7. Miscellaneous.

7.1 Survival. The covenants, agreements, indemnities, representations and warranties made herein shall survive the execution and delivery of the Documents and the consummation of the transactions described therein.

7.2 Successors and Assigns. The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon, the respective successors, assigns and transferees of either party.

7.3 Notices. Any notice, request or other communication to either party by the other hereunder shall be given in writing and shall be deemed given on the earlier of the same is (i) personally delivered with receipt acknowledged, or
(ii) mailed by certified mail, return receipt requested, postage prepaid and addressed to the party for which it is intended at the address set forth at the head of this Agreement. The place to which notices or copies of notices are to be given to either party may be changed from time to time by such party by written notice to the other party.

7.4 Governing Law. This Agreement shall be governed by and interpreted under the laws of the state of New York applicable to contracts made and to be performed therein without giving effect to the principles of conflict of laws thereof.

7.5 Captions. Captions used herein are inserted for reference purposes only and shall not affect the interpretation or construction of this Agreement.

7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

7.7 Amendments. This Agreement may be amended or varied only by a document, in writing, of even or subsequent date hereof, executed by Buyer and Seller.

8. Further Assurances. Each party hereto shall promptly execute and deliver all such further instruments and documents, and promptly take such further action, as may reasonably be requested by the other party in order to fully carry out the intent and accomplish the purposes of the Documents and the transactions referred to therein. Without limiting the foregoing, Assignor shall promptly execute and deliver, and cause the Lessee to promptly execute and deliver, (a) a Notice and Acknowledgment of Assignment (in form and substance satisfactory to Republic) and (b) such other documents as Republic may reasonably request.

     IN WITNESS WHEREOF, the Buyer and Seller have executed this Agreement as of the date first above written.

                                             Seller: Univec, Inc.

                                             By: /s/ Joel Schoenfeld
                                                 ----------------------------
                                             Name: Joel Schoenfeld
                                                   --------------------------
                                             Title: C.E.O.
                                                    -------------------------

                                             Buyer: Paramount Financial
                                                    Corporation

                                             By: /s/ Paul Vecker
                                                 ----------------------------
                                             Name: Paul Vecker
                                                   --------------------------
                                             Title: Sr. Vice President
                                                    -------------------------

                                   Schedule A



Equipment Description: 128 cavity plunger mold and mold base and mold inserts and spare parts, Serial No. 1713

Remaining Rental Payments: 34 consecutive monthly rental payments each in the amount of $54,056.00, due on July 1, 1996 and on the first day of each month thereafter.

Equipment Location:         Sherwood-Davis & Geck
                            1915 Olive Street
                            St. Louis, MO 63103

                                   Exhibit A

                                  Bill of Sale

     For the sum of $1.00 and other value received, receipt of which is hereby acknowledged, Univec, Inc. ("SELLER"), a New York corporation having its principal office and place of business at 999 Franklin Avenue, Garden City, NY 11530, does hereby sell, grant, assign, transfer and convey to Paramount Financial Corporation ("BUYER"), a Delaware corporation having an office and place of business at One Jericho Plaza, Jericho, NY 11753, the following equipment ("Equipment"):

128 cavity plunger mold and mold inserts and mold base and spare parts. Serial No. 1713.

     The SELLER represents and warrants that the SELLER is the lawful owner of the Equipment, that the Equipment is free and clear of all liens, leases, claims and other encumbrances (except for the lease of the Equipment pursuant to Equipment Lease dated May 30, 1996 between SELLER as lessor and Sherwood Medical Company (a Delaware corporation doing business as Sherwood-Davis & Geck) as lessee) and that SELLER has a good right to sell, grant, assign, transfer and convey the Equipment and will at its expense, warrant and defend the title thereto. SELLER reaffirms as of the date hereof, the representations, warranties, covenants, indemnities and assignments made by SELLER to BUYER in the Purchase Agreement dated June 27, 1996 between SELLER and BUYER, as if such representations, warranties, covenants, indemnities and assignments were set forth herein in haec verba.

Date: June __, 1996

Univec, Inc.

By:________________________

Title:_____________________

Name:______________________

asas&inag

                                   EXHIBIT B

                  ASSIGNMENT, ASSUMPTION & INDEMNITY AGREEMENT

AGREEMENT dated as of June 27, 1996 by and between Univec, Inc., a New York corporation having its principal office and place of business at 999 Franklin Avenue, Garden City, NY 11530 ("Assignor"), and Paramount Financial Corporation, a Delaware corporation having an office and place of business at One Jericho Plaza, Jericho, NY 11753 ("Assignee").

                                   WITNESSETH:

     THAT in consideration of the mutual undertakings herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Assignor and Assignee agree as follows:

1. Assignment. Assignor hereby assigns and sets over unto Assignee, effective on the date hereof, all of its rights, title and interest in, under and to (i) Equipment Lease dated May 30, 1996 between Assignor as lessor and Sherwood
Medical Company ("Lessee") (a Delaware corporation doing business as Sherwood-Davis & Geck) as lessee (such Equipment Lease is called the "Lease") and (ii) any guaranty of Lessee's obligations thereunder, including (without limitation) the Bond (as hereinafter defined), except for the rental payments due on June 1, 1996 and July 1, 1996 under the Lease. The term "Bond" means Bond No. 8145-4178 dated June 20, 1996 issued by Federal Insurance Company (as surety) and Lessee (as principal) which insures the Lessee's obligations under the Lease. The Assignor shall not be liable for payment of the Lessee's obligations under the Lease, except that, notwithstanding the foregoing, Assignor shall be liable for any damages suffered by the Assignee as a result of any breach or inaccuracy of any of the representations, warranties, covenants, agreements or indemnities of Assignor in this Agreement, the Purchase Agreement (as hereinafter defined) or any documents or instruments executed in connection herewith or therewith.

     2. Obligations. Assignee hereby accepts such assignment, provided, however, that Assignor (and not Assignee) shall remain responsible to perform all obligations of the lessor under the Lease, and Assignor (and not Assignee) agrees to perform same in accordance with the terms thereof.

     3. Representations of Assignor. Assignor hereby represents, convenants and warrants and Assignee may rely on the following:

          (a) All of the representations,  covenants and warranties contained in
     Section 5.1 of that certain purchase agreement (the "Purchase Agreement") dated June 27, 1996 between Assignor as Seller and Assignee as Buyer are incorporated herein by reference with the same force and effect as if set forth herein in full.

          (b) Assignor is assigning all right, title and interest in, under and to the Lease and the Bond to Assignee, free and clear of any and all liens, claims or encumbrances {except for the rental payments due on June 1, 1996 and July 1, 1996 under the Lease).

     4. Representations of Assignee. Assignee hereby represents, covenants and warrants and Assignor may rely on the following:

     All of the  representations,  covenants and warranties contained in Section
5.2 of the Purchase Agreement are incorporated herein by reference with the same force and effect as if set forth herein in full.

5. MISCELLANEOUS.

          (a) Survival. All representations, warranties, covenants, agreements and indemnities made by Assignor and Assignee shall survive the execution, delivery and performance of this Agreement and all other documents executed in connection herewith.

          (b) Successors and Assigns. This Agreement and all covenants, representations, warranties, indemnities and agreements contained herein as well as all other documents executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (c) Indemnification.

               (i) Assignor shall indemnify and hold Assignee harmless from and against any and all loss, cost, damage, injury or expense (including, without limitation, court costs and reasonable attorneys' fees) wheresoever and howsoever arising which Assignee may incur by reason of any breach by Assignor of any of its warranties, representations, covenants, agreements or obligations set forth herein or in any documents executed in connection herewith.

               (ii) Assignee shall indemnify and hold Assignor harmless from and against any and all loss, cost, damage, injury or expense (including, without limitation, court costs and reasonable attorneys' fees) wheresoever and howsoever arising which Assignor may incur by reason of any breach by Assignee of any of its warranties, representations, covenants, agreements or obligations set forth herein or in any documents executed in connection herewith.

               (d) Titles. The titles appearing in this Agreement and in any other documents relating to this transaction are inserted only as a matter of convenience and in no way define, limit or describe the scope or intent hereof nor in any way affect this Agreement or any other documents relating to this transaction.

               (e) Further Instruments. The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents and to take such other action as may be required to carry out effectively the transactions contemplated herein.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor and Assignee have caused this Agreement to be executed and do each hereby warrant and represent that their respective signatories whose signatures appear below have been and are on the date of this agreement duly authorized by all necessary and appropriate action to execute this Agreement.

ASSIGNEE:                                      ASSIGNOR:
Paramount Financial                            Univec, Inc.
Corporation
By:___________________________                 By:__________________________

Title:________________________                 Title:_______________________

Name:_________________________                 Name:________________________

asas&inag

                                    Exhibit C

                            Conditional Bill of Sale
                      (Where payment of the purchase price
                      has not been received and a purchase
                      money security interest is reserved)

     For the sum of $1.00 and other value received, receipt of which is hereby acknowledged, Univec, Inc ("SELLER"), a New York corporation having its principal office and place of business at 999 Franklin Avenue, Garden City, NY 11530, does hereby sell, grant, assign, transfer and convey to Paramount Financial Corporation ("BUYER"), a Delaware corporation having an office and place of business at One Jericho Plaza, Jericho, NY 11753, the following equipment ("Equipment"):

128 cavity plunger mold and mold inserts and mold base and spare parts. Serial No. 1713.

     The SELLER represents and warrants that the SELLER is the lawful owner of the Equipment, that the Equipment is free and clear of all liens, leases, claims and other encumbrances (except for the lease of the Equipment pursuant to Equipment Lease dated May 30, 1996 between SELLER as lessor and Sherwood Medical Company (a Delaware corporation doing business as Sherwood-Davis & Geck) as lessee and that SELLER has a good right to sell, grant, assign, transfer and convey the Equipment and will at its expense, warrant and defend the title thereto. SELLER reaffirms as of the date hereof, the representations, warranties, covenants, indemnities and assignments made by SELLER to BUYER in the Purchase Agreement dated June _, 1996 between SELLER and BUYER, as if such representations, warranties, covenants, indemnities and assignments were set forth herein in haec verba. Notwithstanding the foregoing, SELLER expressly reserves a purchase money security interest in the Equipment to secure the payment of the balance of the purchase price of the Equipment (such balance being $1,597,763.00). Upon receipt by SELLER of such $1,597,763.00, such purchase money security interest shall be satisfied and automatically terminated.

Date:  June __, 1996

Univec, Inc.

By: __________________________

Title:________________________

Name:_________________________

                            Conditional Bill of Sale
                      (Where payment of the purchase price
                      has not been received and a purchase
                      money security interest is reserved)

     For the sum of $1.00 and other value received, receipt of which is hereby acknowledged, Univec, Inc ("SELLER"), a New York corporation having its principal office and place of business at 999 Franklin Avenue, Garden City, NY 11530, does hereby sell, grant, assign, transfer and convey to Paramount Financial Corporation ("BUYER"), a Delaware corporation having an office and place of business at One Jericho Plaza, Jericho, NY 11753, the following equipment ("Equipment"):

128 cavity plunger mold and mold inserts and mold base and spare parts. Serial No. 1713.

     The SELLER represents and warrants that the SELLER is the lawful owner of the Equipment, that the Equipment is free and clear of all liens, leases, claims and other encumbrances (except for the lease of the Equipment pursuant to Equipment Lease dated May 30, 1996 between SELLER as lessor and Sherwood Medical Company (a Delaware corporation doing business as Sherwood-Davis & Geck) as lessee and that SELLER has a good right to sell, grant, assign, transfer and convey the Equipment and will at its expense, warrant and defend the title thereto. SELLER reaffirms of the date hereof, the representations, warranties, covenants, indemnities and assignments made by SELLER to BUYER in the Purchase Agreement dated June 27, 1996 between SELLER and BUYER, as if such representations, warranties, covenants, indemnities and assignments were set forth herein in haec verba. Notwithstanding the foregoing, SELLER expressly reserves a purchase money security interest in the Equipment to secure the payment of the balance of the purchase price of the Equipment (such balance being $1,600,000.00). Upon receipt by SELLER of such $1,600,000.00, such purchase money security interest shall be satisfied and automatically terminated.

Date:  June __, 1996

Univec, Inc.

By: /s/ Joel Schoenfeld
    --------------------------------

Title: C.E.O.
       -----------------------------

Name: Joel Schoenfeld
      ------------------------------

                             [LOGO] paraMounT

Paramount
Financial
Corporation
                                                        July 1, 1996


Univec, Inc.
999 Franklin Avenue
Garden City, NY 11530

Gentlemen:

     Reference is made to (i) the Purchase Agreement dated June 27, 1996 (the "Purchase Agreement") between Univec, Inc. ("Univec") s Seller and Paramount
Financial Corporation ("Paramount") as Buyer and (ii) a related Assignment, Assumption & Indemnity Agreement (the "Assignment Agreement") dated June 27, 1996 between Univec as Assignor and Paramount as Assignee. Pursuant to the Purchase Agreement, Univec is selling to Paramount 128 cavity plunger mold and mold base and mold inserts and spare parts (serial no. 1713) (the "Equipment"). Pursuant to the Assignment Agreement, Univec is assigning the Lease (as defined in the Purchase Agreement) to Paramount.

     Paramount will be financing the Equipment and the Lease with Republic National Bank of New York (the "Bank"). In connection therewith, Paramount will be granting to the Bank a lien on, among other things, the Equipment and the Lease. Upon the satisfaction and termination of such lien (and Paramount receiving confirmation thereof from the Bank), Paramount will transfer to Univec (for the sum of $1.00) Paramount's interest in the Equipment and in the Lease, without representation or warranty of Paramount.

One Jericho Plaza
Jericho, NY 11750
516-938-3400
516-938-3995 fax
-----------------
http:/www.pramountfin.com

                                        Very truly yours,

                                        PARAMOUNT FINANCIAL CORPORATION

                                        By: /s/ Paul Vecker
                                            ----------------------------

                                        Title: Senior Vice President
                                               -------------------------

                                        Name: PAUL VECKER
                                              --------------------------